UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): September 15, 2014 (September 15, 2014)

Valeant Pharmaceuticals International, Inc.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-14956	98-0448205
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2150 St. Elzéar Blvd. West, Laval, Quebec Canada H7L 4A8 (Address of principal executive offices)(Zip Code)

514-744-6792
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

Redemption of Notes

On September 15, 2014, Valeant Pharmaceuticals International, Inc. (the “Company”) issued a press release announcing that Valeant Pharmaceuticals International, a wholly owned subsidiary of the Company, will redeem all of the outstanding $500.0 million aggregate principal amount of its 6.75% Senior Notes due 2017 on October 15, 2014 and has mailed an irrevocable notice of redemption for such notes. The press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release announcing redemption of notes, dated September 15, 2014

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.

By:	/s/ Howard B. Schiller

Name:	Howard B. Schiller
Title:	Executive Vice President and Chief Financial Officer

Date: September 15, 2014

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release announcing redemption of notes, dated September 15, 2014